                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. INTERNATIONAL EQUITY FUND

                       Supplemented dated October 1, 1999
                      to the Prospectus dated May 3, 1999
                          as Supplemented July 1, 1999


The fourth paragraph under the "INVESTMENT OBJECTIVE AND STRATEGIES" section on page 1 of the prospectus is deleted and replaced with the following:

                  "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective."


The following paragraph is inserted after the third paragraph under the "PRINCIPAL RISKS OF INVESTING IN THE FUND" section on page 1 of the prospectus:

                  "The fund may participate in the initial public offering
         (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns."


The following is inserted after the first paragraph under the "PERFORMANCE INFORMATION" on page 2 of the prospectus:

         "Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in IPOs, which may have a magnified impact on the fund due to small asset base. There is no guarantee that, as the fund's assets grow, will continue to experience substantially similar performance."